UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 28, 2006 (March 24, 2006)

Analysts International Corporation
(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3601 West 76th Street, Minneapolis, Minnesota	55435-3000
(Address for principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 835-5900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 24, 2006, Analysts International Corporation entered into an Amendment to Lease Agreement (the “Amendment”) of the Company’s lease with Centennial Lakes III, LLC, dated May 15, 2002 (the “Lease”), for its corporate headquarters office at 3601 West 76th Street, Edina, Minnesota. Pursuant to the Amendment, the term of the Lease has been extended through May 31, 2012 with an option to renew for another five-year term. The Amendment also provides for three months’ rent abatement in each of the 2006, 2007 and 2008 fiscal years.  The Amendment is set forth in Exhibit 10.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment to Lease Agreement by and between Analysts International Corporation and Centennial Lakes III, LLC dated March 24, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 28, 2006	ANALYSTS INTERNATIONAL CORPORATION

/s/ Colleen M. Davenport
Colleen M. Davenport
Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment to Lease Agreement by and between Analysts International Corporation and Centennial Lakes III, LLC dated March 24, 2006.